================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant To Section 13 Or 15(d) of
                       The Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): October 6, 2004

                         The Robert Mondavi Corporation
                            (Exact Name of Registrant
                            as Specified in Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

                  33-61516                               94-2765451
          (Commission File Number)             (IRS Employer Identification No.)

              841 Latour Court
              Napa, California                             94558
  (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (707) 226-1395



                                ----------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

     Item 8.01.  Other Events.

     On October 6, 2004, the Company issued a press release announcing the Jean-Michel Valette as President & Managing director of Robert Mondavi Winery. Tim Mondavi leaves the Robert Mondavi Corporation as an employee--Tim Mondavi to remain Consulting Winegrower--Tim Mondavi States Plans to Form Investor Group



     Item 9.01   Financial Statements and Exhibits.

         (c) Exhibits.

         Exhibits No.                Description
         ---------------------------------------

         99.1                        Press Release dated October 6, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           The Robert Mondavi Corporation

Date: October 6, 2004                      By: /s/ Henry J. Salvo., Jr.
      -------------------------                ---------------------------------
                                               Name:   Henry J. Salvo, Jr.
                                               Title:  Executive Vice President,
                                                       Chief Financial Officer